UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2020

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value: $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 15, 2020, the board of directors (the “Board”) of Party City Holdco Inc. (the “Company”) elected Sarah Dodds-Brown to the Board. The Board increased the size of the Board from eleven to twelve members and appointed Ms. Dodds-Brown to fill the vacancy. Ms. Dodds-Brown will hold office until the 2021 annual meeting of shareholders and until her successor is elected and qualified. Ms. Dodds-Brown was also appointed to the audit committee of the Board.

Ms. Dodds-Brown will receive compensation for her service as a member of the Board in accordance with the Company’s non-employee director compensation policy. Pursuant to this policy Ms. Dodds-Brown will receive (i) an annual cash retainer of $75,000 for service as a Board member and (ii) an annual grant of restricted stock units (“RSUs”) equal to $125,000 (based on the aggregate value of the underlying shares on the date of grant), which will fully vest on the date of the annual meeting of stockholders following the date of grant. In connection with her appointment to the Board, Ms. Dodds-Brown received a grant of 30,000 RSUs.

Ms. Dodds-Brown was not selected as a director pursuant to any arrangement or understanding with the Company or any other person. Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which Ms. Dodds-Brown had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Additionally, Ms. Dodds-Brown entered into the Company’s standard indemnification agreement with the Company, the terms of which are described in the Company’s Registration Statement on Form S-1 (File No. 333-193466) (the “Registration Statement”) and a form of such agreement was filed as Exhibit 10.2 to the Registration Statement.

Item 7.01. Regulation FD Disclosure.

On October 19, 2020, the Company issued a press release announcing the appointment of Ms. Dodds-Brown to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information (including Exhibit 99.1) being furnished pursuant to this “Item 7.01 Regulation FD Disclosure” shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated October 19, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.
By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Chief Financial Officer

Date: October 19, 2020